UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2009

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 25, 2009, Teleflex Incorporated (the "Company") issued a press release (the "Press Release") announcing its financial results for the fourth quarter and fiscal year ended December 31, 2008. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), the Press Release includes information regarding certain financial measures that exclude the effect of special charges related to restructuring and impairment, transaction-related charges, gain/loss on sale of assets, the effect of an inventory adjustment, the effect of a tax adjustment and the effect of a tax payment on a gain on sale, which are non-GAAP financial measures. The Press Release includes a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Management believes that the use of financial measures that exclude the effect of special charges related to restructuring and impairment, transaction-related charges, gain/loss on sale of assets, the effect of an inventory adjustment, the effect of a tax adjustment and the effect of a tax payment on a gain on sale provide useful information to investors to facilitate the comparison of past and present operations, excluding items that the Company does not believe are indicative of our ongoing operations. However, such non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other financial measures prepared in accordance with GAAP. Additionally, such non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures reported by other companies.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated February 25, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

February 25, 2009	By:	Kevin K. Gordon

Name: Kevin K. Gordon
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 25, 2009